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                                                                  EXECUTION COPY




                           SECOND PRIORITY SUBSIDIARY GUARANTEE dated as of June
                  27, 2001, among each of the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of RITE AID CORPORATION, a Delaware corporation (the "Borrower"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral agent (the "Second Priority Collateral Trustee") for the Second Priority Debt Parties.

         Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Definitions Annex annexed hereto and by this reference incorporated herein.

         Each of the Subsidiary Guarantors is a wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the credit to be extended under the Second Priority Debt Documents. It is a condition precedent, among other conditions, to the effectiveness of the Second Priority Debt Documents that the Subsidiary Guarantors execute and deliver a Second Priority Subsidiary Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Second Priority Debt Parties to enter into the Second Priority Debt Documents, the Subsidiary Guarantors are willing to execute this Agreement.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees, jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of, and the due and punctual performance of, the Second Priority Debt Obligations, which shall include any Additional Senior Second Priority Debt Obligation, Additional Second Priority Debt Obligation, Replacement Senior Second Priority Debt Obligation or Replacement Second Priority Debt Obligation to the extent that such debt becomes Additional Senior Second Priority Debt, Additional Second Priority Debt, Replacement Senior Second Priority Debt or Replacement Second Priority Debt, respectively, pursuant to Section 10.12 of the Collateral Trust and Intercreditor Agreement. Each Subsidiary Guarantor agrees that the Second Priority Debt Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Second Priority Debt Obligation. The parties acknowledge that Rite Aid Realty Corp. is a direct obligor of the Second Priority Debt Obligations represented by the Synthetic Lease Facility.

         Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor's obligations hereunder




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subject to avoidance under Section 548 of Title 11 of the United States Code or any comparable provisions of any applicable state law, after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under such laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder, and (b) under any Guarantee of the Second Priority Debt Obligations) and after giving effect as assets to the value of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Second Priority Indemnity, Subrogation and Contribution Agreement). To the extent the provisions of this paragraph are applicable, any such reduction shall be applied to the obligations of such Subsidiary Guarantor hereunder before any reduction in the obligation of such Subsidiary Guarantor under the Senior Subsidiary Guarantee Agreement.

         SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Second Priority Debt Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of the Second Priority Collateral Trustee or any other Second Priority Debt Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Subsidiary Guarantor under the provisions of the Second Priority Debt Documents or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Second Priority Debt Document, any Guarantee or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Second Priority Collateral Trustee or any other Second Priority Debt Party.

         SECTION 3. Security. Each of the Subsidiary Guarantors authorizes the Second Priority Collateral Trustee and each of the other Second Priority Debt Parties, to (a) take and hold security for the payment of this Guarantee and the Second Priority Debt Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Subsidiary Guarantors or other Obligors.

         SECTION 4. Guarantee of Payment. Each Subsidiary Guarantor agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Second Priority Collateral Trustee or any other Second Priority Debt Party to any of the security held for payment of the Second Priority Debt Obligations or to any balance of any deposit account or credit on the books of the Second Priority Collateral Trustee or any other Second Priority Debt Party in favor of the Borrower, any other Obligor or any other Person.


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         SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Second Priority Debt Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Senior Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Second Priority Debt Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Second Priority Collateral Trustee or any other Second Priority Debt Party to assert any claim or demand or to enforce any remedy under the Second Priority Debt Documents, any other Second Priority Debt Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Second Priority Debt Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of each Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Second Priority Debt Obligations).

         SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Second Priority Debt Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Second Priority Debt Obligations. The Second Priority Collateral Trustee and the other Second Priority Debt Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Second Priority Debt Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Second Priority Debt have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other Subsidiary Guarantor or guarantor, as the case may be, or any security.

         SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Second Priority Collateral Trustee or any other Second Priority Debt Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Obligor to pay any Senior Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Second Priority Collateral Trustee or such other Second Priority Debt Party as designated thereby in cash the amount of such unpaid Second Priority Debt Obligations. Upon payment by any Subsidiary Guarantor of any sums to the Second Priority Collateral Trustee or


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any Second Priority Debt Party as provided above, all rights of such Subsidiary
Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise, including pursuant to the Second Priority Indemnity, Subrogation and Contribution Agreement, shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Second Priority Debt Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Second Priority Debt Obligations. If any amount shall erroneously be paid to any Subsidiary Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Second Priority Debt Parties and shall forthwith be paid to the Second Priority Collateral Trustee to be credited against the payment of the Second Priority Debt Obligations, whether matured or unmatured, in accordance with the terms of the Second Priority Debt Documents and the Collateral Trust and Intercreditor Agreement.

         SECTION 8. Subordination. (a) Second Priority Guarantee Obligations Subordinated to Senior Guarantee Obligations. The obligations of each Subsidiary Guarantor under this Agreement (the "Second Priority Guarantee Obligations" of such Subsidiary Guarantor) shall be subordinated, to the extent and in the manner provided in this Section 8, to the prior payment by such Subsidiary Guarantor of its obligations under the Senior Subsidiary Guarantee Agreement (the "Senior Guarantee Obligations" of such Subsidiary Guarantor); provided, however, that the obligations of Rite Aid Realty Corp. under the Synthetic Lease Facility shall not be subordinated to the Senior Guarantee Obligations. This
Section 8 will constitute a continuing offer to all persons who, in reliance upon its provisions, become holders of, or continue to hold, Senior Secured Obligations, and such holders made obligees under this Section and they and/or each of them may enforce it provisions.

         (b) No Payment of Second Priority Guarantee Obligations in Certain Circumstances.

               (i) No payment will be made on account of the Second Priority Guarantee Obligations of any Subsidiary Guarantor (other than payment obligations of Rite Aid Realty Corp. under the Synthetic Lease Facility) until the Senior Obligation Payment Date.

               (ii) If any payment or distribution of assets, of any Subsidiary Guarantor is received by any Second Priority Debt Party in respect of the Second Priority Guarantee Obligations of such Subsidiary Guarantor at a time when that payment of distribution should not have been made as a result of clause (i) above, such payment or distribution will be received and held in trust for and will be paid over to the Senior Debt Parties in respect of Senior Guarantee Obligations of such Subsidiary Guarantor which are due and payable and remain unpaid or unprovided for in cash or cash equivalents until all such Senior Guarantee Obligations have been paid in full or provided for in cash or cash equivalents (as allocated by the Senior Collateral Agent), after giving effect to any concurrent payment or distribution or provision therefor to the Senior Secured Parties.



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         (c) Second Priority Guarantee Obligations Subordinated to Prior Payment
of all Senior Guarantee Obligations on Dissolution, Liquidation or Reorganization. Upon any distribution of assets of any Subsidiary Guarantor upon dissolution, winding up, liquidation or reorganization of such Subsidiary Guarantor (whether in bankruptcy, insolvency, receivership of similar proceeding related to such Subsidiary Guarantor or its property or upon an assignment for the benefit of creditors or otherwise);

               (i) the Senior Secured Parties shall be entitled to receive payment in full in cash or cash equivalents of all amounts then due in respect of the Senior Guarantee Obligations of such Subsidiary Guarantor (including all such obligations in respect of interest accruing subsequent to the commencement of a bankruptcy proceeding in respect of either the Borrower or such Subsidiary Guarantor, whether or not allowed or allowable as a claim in such bankruptcy proceeding) before the Second Priority Debt Parties are entitled to receive any direct or indirect payment or distribution on account of the Second Priority Guarantee Obligations of such Subsidiary Guarantor;

               (ii) any payment or distribution of cash, properties or securities of any kind or character to which the Second Priority Debt Parties would be entitled in respect of the Second Priority Guarantee Obligations of such Subsidiary Guarantor except for the provisions of this Section 8 will be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the Senior Secured Parties or their representatives to the extent necessary to make payment in full in or provision for payment in full in cash or cash equivalents of all Senior Guarantee Obligations of such Subsidiary Guarantor remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Secured Parties; and

               (iii) if, notwithstanding the foregoing, any payment or distribution of any kind or character, whether in cash, property or securities is received by the Second Priority Debt Parties on account of the Second Priority Guarantee Obligations of any Subsidiary Guarantor before all Senior Guarantee Obligations of such Subsidiary Guarantor are paid in full in cash or cash equivalents, such payment or distribution will be received in trust and held for and will be paid over to the Senior Secured Parties or their representatives for application to the payment of such Senior Guarantee Obligations of such Subsidiary Guarantor until all such Senior Guarantee Obligations of such Subsidiary Guarantor have been paid in full or provided for in cash or cash equivalents after giving effect to any concurrent payment or distribution to the Senior Secured Parties.

         (d) For purposes of this Section 8, the words "cash, property or securities" shall (so long as the effect of this paragraph (d) is not to cause the Second Priority Guarantee Obligations of any Subsidiary Guarantor to be treated in any bankruptcy proceedings as part of the same class of claims as the Senior Guarantee Obligations of such Subsidiary Guarantor or any class of claims on a parity with or senior to the Senior Guarantee Obligations of any Subsidiary Guarantor for any payment or distribution) not be deemed to include any payment or distribution of securities (subordinated at least to the same extent as the Second Priority Guarantee Obligations of such Subsidiary Guarantor to the payment of all Senior Guarantee Obligations of such Subsidiary Guarantor then outstanding) of such Subsidiary Guarantor or any other corporation authorized by


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an order or decree giving effect, and stating in such order or decree that effect has been given, to subordination provided for in this Section 8 and made by a court of competent jurisdiction in a bankruptcy proceeding; provided that
(i) the Senior Guarantee Obligations of such Subsidiary Guarantor are assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the Senior Secured Parties are not, without their consent, altered by such bankruptcy proceeding.

         (e) Second Priority Debt Parties to be Subrogated to Rights of Senior Secured Parties. Following the payment in full in cash or cash equivalents or provision for payment in full in cash or cash equivalents of all Senior Guarantee Obligations of any Subsidiary Guarantor, the Second Priority Debt Parties will be subrogated to the rights of the Senior Secured Parties to receive payments or distributions of assets in respect of the Senior Subsidiary Guarantee Obligations of such Subsidiary Guarantor until all amounts owing in respect of the Second Priority Guarantee Obligations of such Subsidiary Guarantor have been pay in full, and for the purpose of such subrogation no such payments or distributions to the Senior Secured Parties by or on behalf of such Subsidiary Guarantor or by or on behalf of the Second Priority Debt Parties by virtue of this Section which otherwise would have been made to the Second Priority Debt Parties will, as between such Subsidiary Guarantor and the Second Priority Debt Parties, be deemed to be payment by such Subsidiary Guarantor to or on account of its Senior Guarantee Obligations, it being understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Second Priority Debt Parties, on the one hand, and the Senior Secured Parties, on the other hand.

         (f) Obligations of the Subsidiary Guarantors Unconditional. Nothing contained in this Section 8 or elsewhere in this Agreement is intended to or will impair, as between the Subsidiary Guarantors and the Second Priority Debt Parties, the obligations of the Subsidiary Guarantors, which are absolute and unconditional, to pay to the Second Priority Debt Parties the Second Priority Guarantee Obligations as when they become due and payable in accordance with their terms, or is intended to or will affect the relative rights of the Second Priority Debt Parties and creditors of the Subsidiary Guarantors other than the Senior Secured Parties, nor will anything herein or therein prevent any Second Priority Debt Party from exercising all remedies otherwise permitted by applicable law upon default under the Second Priority Debt Documents, subject to the rights of the Senior Secured Parties, if any, under this Section, and under the Collateral Trust and Intercreditor Agreement.

         (g) Subordination Rights not Impaired by Acts or Omissions of the Subsidiary Guarantors or Senior Secured Parties. No right of any present or future Senior Secured Parties to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Subsidiary Guarantor or by any act or failure to act by any such Senior Secured Parties, or by any noncompliance by any Subsidiary Guarantor with the terms of this Agreement, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         SECTION 9. Information. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all


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other circumstances bearing upon the risk of nonpayment of the Senior
Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Second Priority Collateral Trustee or the other Second Priority Debt Parties will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks.

         SECTION 10. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Second Priority Debt Documents are true and correct.

         SECTION 11. Termination. The Guarantees made hereunder (a) shall terminate when all the Second Priority Debt Obligations have been indefeasibly paid in full and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment; or any part thereof, of any Second Priority Debt Obligations is rescinded or must otherwise be restored by any Second Priority Debt Party or any Subsidiary Guarantor upon the bankruptcy or reorganization of the Borrower, any Subsidiary Guarantor or otherwise.

         SECTION 12. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Second Priority Collateral Trustee, and a counterpart hereof shall have been executed on behalf of the Second Priority Collateral Trustee, and thereafter shall be binding upon such Subsidiary Guarantor and the Second Priority Collateral Trustee and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Second Priority Collateral Trustee and the other Second Priority Debt Parties, and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Subsidiary Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Second Priority Debt Documents, such Subsidiary Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Subsidiary Guarantor and may be amended, modified, supplemented, waived or released with respect to any Subsidiary Guarantor without the approval of any other Subsidiary Guarantor and without affecting the obligations of any other Subsidiary Guarantor hereunder.

         SECTION 13. Waivers; Amendment. (a) No failure or delay of the Second Priority Collateral Trustee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Second Priority Collateral Trustee hereunder and of the other Second Priority Debt Parties under the


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other Second Priority Debt Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by clause
(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

         (b) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Subsidiary Guarantor affected thereby and by the Second Priority Collateral Trustee with the written consent of the Second Priority Instructing Group, provided that (i) any provision of this Agreement may be waived by the Second Priority Instructing Group pursuant to a letter or agreement executed by the Second Priority Collateral Trustee or by telecopy transmission from the Second Priority Collateral Trustee, in either case with the prior written consent of the Second Priority Instructing Group and (ii) any amendment, waiver, supplement or other modification which by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner materially different from its effect on the other Second Priority Facilities shall only be effective with the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.

         SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 15. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Second Priority Collateral Trustee, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of each Subsidiary Guarantor, in care of the Borrower, at the address of the Borrower or facsimile number set forth on the signature pages of the Collateral Trust and Intercreditor Agreement or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Second Priority Collateral Trustee and the Borrower. Each such notice, request or other communication shall be effective if given by facsimile, when such communication is transmitted to the facsimile number specified in this Section and confirmation of receipt is received, if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or if given by any other means, when delivered at the address specified in this Section.

         SECTION 16. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Second Priority Debt Document shall be considered to have been relied upon by the Second Priority Collateral Trustee and the other Second Priority Debt Parties and shall survive the effectiveness of the Second Priority Debt Documents regardless of any investigation made by


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the Second Priority Debt Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan under any Second Priority Debt Documents or any other fee or amount payable under this Agreement or any other Second Priority Debt Document is outstanding and unpaid.

         (b) In the event any one or more of the provisions contained in this Agreement or in any other Second Priority Debt Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 18. Rules of Interpretation. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any defined terms may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include" or "includes" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively.

         SECTION 19. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Second Priority Debt Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any


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right that the Second Priority Collateral Trustee or any other Second Priority
Debt Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Second Priority Debt Documents against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

         (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Second Priority Debt Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 20. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER SENIOR LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SENIOR LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

         SECTION 21. Additional Subsidiary Guarantors. Pursuant to the Second Priority Debt Documents, certain Domestic Subsidiaries of the Borrower that were not in existence on the date of the Second Priority Debt Documents are required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by the Second Priority Collateral Trustee and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

         SECTION 22. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Second Priority Debt Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Debt at any time owing by such Second Priority Debt Party to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement and the other Second Priority Debt Documents held by such Second Priority Debt Party, irrespective of whether or not such Second Priority Debt Party shall have made any demand under this Agreement or any other Second Priority Debt Document and although such obligations may be unmatured and regardless of the adequacy of any Collateral. The rights of each Second Priority Debt Party under this Section 22 are in addition to other rights and remedies (including other rights of setoff) which such Second Priority Debt Party may have.

         SECTION 23. Collateral Trust and Intercreditor Agreement. Each of the parties to this Agreement acknowledges and agrees, for the benefit of each other party to the Collateral Trust and Intercreditor Agreement, that notwithstanding anything herein to the contrary, the terms of this Agreement, and the rights and remedies of the parties hereto (except as otherwise provided with regards to the Synthetic Lease Obligations as referenced in Section 8), are subordinate to the interests of the Senior Secured Parties and subject to the Collateral Trust and Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Priority Subsidiary Guarantee Agreement as of the day and year first above written.

                               WILMINGTON TRUST COMPANY, as Second Priority
                               Collateral Trustee,

                               By________________________________
                                 Name:
                                 Title:


                               EACH OF THE SUBSIDIARIES LISTED ON
                               SCHEDULE I HERETO, as Grantors,

                               By________________________________
                                 Name:
                                 Title:


                               THRIFTY PAYLESS, INC., as Grantor,

                               By________________________________
                                 Name:
                                 Title:

                                                               Schedule I to the
                                             Second Priority Guarantee Agreement


                              Subsidiary Guarantors


112 Burleigh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, LLC
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road - Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broadway St. Corp.
764 South Broadway- Geneva, Ohio, LLC
Ann & Government Streets- Mobile, Alabama, LLC
Apex Drug Stores, Inc.
Baltimore/Annapolis Boulevard & Governor Richie Hwy-Glen Burnie, MD, LLC Broadview and Wallings -Broadview Heights Ohio, Inc.
Central Avenue and Main Street- Petal, MS, LLC
Dominion Action Four Corporation
Dominion Action One Corporation
Dominion Action Three Corporation
Dominion Action Two Corporation
Dominion Drug Stores Corporation
Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
Eighth and Water Streets- Ulrichsville, Ohio, LLC
England Street-Asheland Corporation GDF, Inc.
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center-Saginaw Township, Michigan, LLC Harco, Inc.
Jaime Nathan Travis Corporation
K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Inc.
K&B Tennessee Corporation
K&B Texas Corporation

K&B Trainees, Inc.
K&B, Incorporated
Katz & Besthoff, Inc.
Keystone Centers, Inc.
Lakehurst and Broadway Corporation
Mayfield & Chillicothe Roads- Chesterland, LLC
Munson & Andrews LLC
Name Rite, LLC
Northline & Dix- Toledo- Southgate, LLC
Ocean Acquisition Corporation
P.L.D. Enterprises, Inc.
Patton Drive and Navy Boulevard Property Corporation
Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC
PDS-1 Michigan, Inc.
Perry Distributors, Inc.
Perry Drug Stores, Inc.
PL Xpress, Inc.
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
RDS Detroit, Inc.
Reads, Inc.
Rite Aid Drug Palace, Inc.
Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.

Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Rite Aid Realty Corp.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
Rite Investments Corporation
RX Choice, Inc.
Script South
Seven Mile and Evergreen- Detroit, LLC
Silver Springs Road-Baltimore, Maryland/One, LLC
Silver Springs Road-Baltimore, Maryland/Two, LLC
Sophie One Corp.
State & Fortification Streets-Jackson, Mississippi, LLC
State Street and Hill Road-Gerard, Ohio, LLC
Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc
The Lane Drug Company
The Muir Company
Thrifty Corporation
Thrifty Payless, Inc
Thrifty Wilshire, Inc.
Tyler and Sanders Roads, Birmingham-Alabama, LLC
Virginia Corporation
W.R.A.C., Inc.
Fairground, LLC
Laverdiere's Enterprises, Inc.
Leader Drugs, Inc.

                                                                  Annex 1 to the
                                             Second Priority Guarantee Agreement


                           SUPPLEMENT NO. dated as of          , to the Second
                  Priority Guarantee Agreement dated as of June 27, 2001 (as the same may be amended, supplemented or otherwise modified from time to time, the "Second Priority Guarantee Agreement"), among each of the subsidiaries listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of RITE AID CORPORATION, a Delaware corporation (the "Borrower"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral agent (the "Second Priority Collateral Trustee") for the Second Priority Debt Parties.

         A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Priority Guarantee Agreement.

         B. In accordance with Section 21 of the Second Priority Subsidiary Guarantee Agreement, the Domestic Subsidiary by its signature below becomes a Subsidiary Guarantor (the "New Subsidiary Guarantor") under the Second Priority Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby
(a) agrees to all the terms and provisions of the Second Priority Subsidiary Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and
(b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Second Priority Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Second Priority Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

         Accordingly, the Second Priority Collateral Trustee and the New Subsidiary Guarantor agree as follows:

         SECTION 1. In accordance with Section 21 of the Second Priority Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Second Priority Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Second Priority Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Second Priority Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Second Priority Guarantee Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Subsidiary Guarantor represents and warrants to the Second Priority Collateral Trustee and the other Second Priority Debt Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Second Priority Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Second Priority Collateral Trustee. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Second Priority Guarantee Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Second Priority Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Second Priority Guarantee Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

         SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Second Priority Collateral Trustee for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Second Priority Collateral Trustee.


         IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Second Priority Collateral Trustee have duly executed this Supplement to the Second Priority Guarantee Agreement as of the day and year first above written.

                                         [NAME OF NEW SUBSIDIARY GUARANTOR],

                                         By________________________________
                                         Name:
                                         Title:

                                         WILMINGTON TRUST COMPANY, as Second
                                         Priority Collateral Trustee,

                                         By________________________________
                                         Name:
                                         Title:

                                                                      Annex 2 to
                                                           the Senior Subsidiary
                                                             Guarantee Agreement


                                DEFINITIONS ANNEX